UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-07388

Value Line Small Cap Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31, 2020

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/20 is included with this Form.

Annual Report
March 31, 2020

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can contact the Funds to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2020.
The annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended March 31, 2020 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall five-star rating from Morningstar2 in the small growth category among 577 funds as of March 31, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low and an overall Return rating of Above Average.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended March 31, 2020 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 3% or better of funds in its peer category across all time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation 50% to 70% equity category among 640 funds as of March 31, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2020, especially given the newsworthy events of the annual period.
Economic Review
For most of the annual period, the U.S. economy advanced, only to be interrupted, starting in February 2020, by the novel coronavirus (“COVID-19”) health crisis, which shut down most of the economy, creating a deep recession.
For the first three quarters of the annual period — from April 2019 through December 2019 — U.S. Gross Domestic Product (GDP) growth averaged 2.1%. Economists then began the new calendar year optimistically, with GDP growth forecasts higher. However, due to the outbreak and subsequent spread of COVID-19 and the unprecedentedly fast shutdown of the economy, first quarter 2020 U.S. GDP growth was widely forecasted to decline approximately 6%, with projections for the second calendar quarter even more dire at rates of  -8% or more. Of course, economists and health experts alike are hoping the shutdown of the economy is temporary, as the steps taken, including social distancing and increased testing, begin to show signs of being effective. At the end of the annual period, projections by many economists were for the U.S. economy to rebound in the third and fourth quarters of 2020.
However, at the end of March 2020, the U.S. economic shutdown had pushed many Americans out of work. At the start of the annual period, U.S. jobless claims had fallen to a 49-year low at 196,000 in the first week of April 2019. U.S. jobless claims rose to 6.65 million in the last week of March 2020. U.S. non-farm payroll job growth averaged between 150,000 and 250,000 new jobs per month for most of the annual period. But in the month of March 2020, non-farm payroll jobs plummeted by a degree not seen since the last recession, falling by 701,000, and the unemployment rate rose from 3.5% one month prior to 4.4%. Similarly, retail sales, which were positive for most of the annual period, slumped 8.7% in March 2020, their worst monthly decline on record. Not surprisingly, grocery store sales surged 26.7% in March, and sales at non-store retailers, including e-commerce sites, increased 3.1% for the month. As consumer spending overall plummeted, inflation saw its largest monthly decline in March 2020 since January 2015. Core inflation, which excludes food and energy, experienced its first monthly decline in March 2020 since January 2010. Manufacturing was somewhat stronger on a relative basis, although it, too, posted weak numbers. Foreign trade all but came to a halt. Intensifying the U.S. recession was the fact that the COVID-19 health crisis is global, with the economies of many countries around the world declining significantly as well.
U.S. government institutions addressed the pandemic with extraordinary measures aimed at preventing a deeper recession and supporting those most affected by the health crisis. Having cut short-term interest rates three times between July and October 2019, the U.S. Federal Reserve (the “Fed”) dropped the targeted federal funds rate to near zero on March 15, 2020 in its second interest rate cut within the same month, providing some fuel for the economy. Also, in mid-March, the Fed vowed to pump in $1.5 trillion into the short-term lending markets that banks use to lend to each other in an effort to provide liquidity and to unfreeze trading in financial markets. The Fed also announced it would buy $60 billion worth of U.S. Treasury bonds over the next month to help keep that market functioning appropriately. These monetary policy actions brought some degree of normalcy back to the financial markets, and equities, corporate bonds and municipal bonds rallied. Just days later, the Fed added an additional $1 trillion to aid private citizens and large and small businesses, as policymakers sought to ease the flow of credit. Other developed market central banks, except for Sweden’s Riksbank, acted similarly, reducing their policy rates or holding them at all-time lows. In addition to the U.S., quantitative easing measures were resumed in the U.K. and Sweden, expanded in Europe and Japan and commenced in Australia, Canada and New Zealand. On the fiscal front, the U.S. Congress passed, toward the end of March, its largest stimulus package ever, comprising approximately $2.2 trillion, directing financial assistance to individuals, state and local governments, businesses and hospitals. Several international governments also announced large fiscal measures that included direct support for health care efforts as well as income support to individuals, households and businesses. At the end of the annual period, the COVID-19 pandemic and the resulting economic shutdown persisted as did the uncertainty as to what the coming months may bring.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned -6.98% during the 12 months ended March 31, 2020, a loss attributed entirely to the first quarter of 2020 when the onslaught of COVID-19 globally made it clear the impact of the virus would be deep and widespread.
For most of the annual period, U.S. equity market performance was positive, albeit with elevated volatility. During the second quarter of 2019, when the annual period began, mounting evidence of slower economic growth and concerns about the U.S.-China trade dispute dominated. However, it was the increasingly accommodative stance of the Fed that outweighed worries about economic growth and trade, helping stocks build on their notable first quarter 2019 gains. The markets also became more confident that corporate earnings growth, while slowing considerably from its 2018 pace, would not slip into negative territory. In the third quarter of 2019, U.S. equity market returns were supported by the Fed’s two interest rate cuts within seven weeks. However, this tailwind was largely offset by the combination of slowing global economic growth, the ongoing trade dispute between the U.S. and China, and the House of Representatives’ initiation of a formal impeachment inquiry against the U.S. President in late September. The elevated uncertainty resulted in choppy market conditions and a favoring by investors of those sectors traditionally considered more defensive. U.S. equities then surged in the fourth quarter of 2019. Investors were encouraged by evidence of improving economic growth both in the U.S. and internationally, an agreement in principle of a “Phase One” trade deal between the U.S. and China, election results in the U.K. that appeared to clear the way for its departure from the European Union, and the Fed’s late-October cut in short-term interest rates, its third such cut in 2019. The S&P 500® Index gained 9.07% in the fourth quarter, bringing its gain for the calendar year to 31.49% — its best performance since 2013.
The new year 2020 began on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, efforts to contain the rather speedy spread of COVID-19 led to an abrupt shutdown of the U.S. and global economies. Adding further to market volatility was a sharp drop in crude oil prices, stemming from a dispute between OPEC and Russia that led Saudi Arabia to lower the price at which it sells crude oil. The result was a sharp sell-off in March, as investors rushed to exit higher risk assets and rotated into perceived safe havens, such as U.S. Treasuries. The downturn reached a low point on March 23, at which point the major U.S. equity indices had given up all of the gains of the past three calendar years. Equities subsequently recovered a bit in the final days of the quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus. The Fed cut interest rates to near zero and announced a wide range of new lending facilities and asset purchase programs. Also, the U.S. Congress passed a $2.2 trillion stimulus package. While these initiatives helped stocks finish off their March lows, the S&P 500® Index still sunk 19.60% for the first quarter of 2020, its weakest quarter since the fourth quarter of 2008 and its worst first quarter return ever.
For the annual period overall, virtually all segments of the U.S. equity market posted negative returns, but on a relative basis, large-cap stocks within the U.S. equity market performed best, followed by mid-cap stocks and then small-cap stocks. Growth stocks significantly outperformed value stocks across the capitalization spectrum. Among the sectors of the S&P 500® Index, 10 of 11 posted negative returns. Information technology was the only sector to post a positive return, generating a double-digit gain. Consumer staples, health care, utilities and communication services posted negative returns but outperformed the S&P 500® Index during the annual period. Energy was by far the weakest sector of the S&P 500® Index during the annual period, followed at some distance by industrials, financials and materials.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 8.93% during the annual period, significantly outperforming the broad U.S. equity market.
During the first half of the annual period, sovereign yields in most developed and emerging markets countries declined following dovish pivots and injections of monetary stimulus by most central banks in response to below-target inflation and slowing economic growth. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.) Then, despite accommodative central bank policies, sovereign yields increased across most markets in the fourth quarter of 2019, as global economic activity indicators stabilized and trade negotiations between the U.S. and China progressed. Political and social tensions remained elevated amid escalating protests in Hong Kong and Latin America, political uncertainty in the U.K. and Spain and impeachment proceedings against the President in the U.S. However, the U.K. and the European Union finally reached a Brexit agreement, bringing relief to the markets. Sovereign yields subsequently declined to record lows in several developed markets during the first quarter of 2020, as the global COVID-19 pandemic sparked fears of a global economic recession. Most central banks initiated extraordinary monetary stimulus measures during the quarter. In addition to the Fed cutting the targeted federal funds rate to near zero, other central banks around the world reduced their policy rates or held them at all-time lows, and quantitative easing measures were resumed, expanded or embarked upon for the first time.
Most spread, or non-government bond, sectors posted positive returns during the first three quarters of the annual period but lagged the especially strong performance of U.S. Treasury securities and other sovereign bonds. The exceptions, however, were investment grade corporate bonds and emerging markets debt, which performed particularly well as a combination of low global interest rates along with still strong credit metrics led investors to reach for yield. Corporate bonds also continued to perform strongly on optimism that monetary accommodation could offset the drag on global economic growth from restrictive trade policies. Toward the end of 2019, corporate bond performance was boosted on improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K. and optimism that a “Phase One” trade deal between the U.S. and China would help ease global economic growth concerns. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016 in the fourth quarter of 2019. Among other spread sectors, performance was mixed.
In the first quarter of 2020, spread sectors, with the exception of mortgage-backed securities, recorded negative returns. Corporate bonds, both investment grade and high yield, weakened sharply amid expectations that declining economic activity and supply-chain disruptions would cause credit fundamentals to deteriorate. Toward the end of March 2020, corporate bonds recouped a portion of its losses given the unprecedented speed and magnitude of both fiscal and monetary stimulus measures enacted by governments and central banks around the globe in an effort to counter the economic and financial market weakness in the near term, but higher quality corporate bonds were still favored. Lower quality corporate bond spreads, or yield differentials to duration-equivalent U.S. Treasuries, remained wide, reflecting their higher credit risk amid an uncertain economic outlook and concerns the default rate might rise as lower-rated companies struggle to raise capital and pay debt service. Agency mortgage-backed securities similarly experienced spreads widening to levels not seen since the 2008-2009 financial crisis, but then saw their spreads tighten dramatically after the Fed announced unlimited quantitative easing. Other securitized credit sectors, including asset-backed securities, underperformed.
For the annual period overall, spread sector performance was negative, while U.S. Treasuries, especially long-dated U.S. Treasuries, posted especially strong performance, benefiting from a flight to quality, as investors abandoned riskier assets and sought relative safety amid unprecedented uncertainty. Sovereign emerging markets debt underperformed U.S. Treasury securities most, followed by high yield corporate bonds and then investment grade corporate bonds. Commercial mortgage-backed securities, asset-backed securities, mortgage-backed securities and agency securities also lagged U.S. Treasuries, though to a lesser extent.
The U.S. Treasury yield curve steepened during the annual period overall, as yields on shorter-term maturities fell more than those on intermediate- and longer-term maturities. The yield on the three-month U.S. Treasury fell approximately 229 basis points to end the annual period at 0.11%, and the yield on the two-year U.S. Treasury declined approximately 204 basis points to end the annual period at 0.23%. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury fell approximately 171 basis points to end the annual period at 0.70%. Yields on the 30-year U.S. Treasury decreased approximately 146 basis points to end the semi-annual period at 1.35%.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Please be assured that we have well-established, comprehensive business continuity plans in place to manage your mutual funds through this situation. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for nearly 70 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the top 17% for one-year (635 funds), top 40% for three-year (577 funds), top 24% for five-year (502 funds) and top 19% for 10-year (381 funds) periods ended March 31, 2020. All in the Morningstar small growth category. Four-star rating for 3-year (577 funds) and 5-year (502 funds) periods ended March 31, 2020 and five-star rating for 10-year (381 funds) and overall (577 funds) periods ended March 31, 2020. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended March 31, 2020. Morningstar Return: Average for the 3-year period ended March 31, 2020; Above Average for the 5-year, 10-year and overall periods ended March 31, 2020.

ii
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the top 3% for one-year (687 funds), top 1% for three-year (640 funds), top 2% for five-year (561 funds) and top 2% for 10-year (413 funds) periods ended March 31, 2020. Five-star rating for 3-year (640 funds), 5-year (561 funds), 10-year (413 funds) and overall (640 funds) periods ended March 31, 2020. All in the allocation 50% to 70% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended March 31, 2020.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), Asset Backed Securities and Commercial Mortgage Backed Securities. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2020.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of  -11.25% during the 12 months ended March 31, 2020. This compares to the -23.99% return of the Fund’s benchmark, the Russell 2000® Index1, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While posting disappointing absolute returns, the Fund significantly outperformed the Russell 2000® Index on a relative basis during the 12-month reporting period due primarily to effective stock selection. Sector allocation also contributed positively, albeit more modestly, to relative results.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had losses in all 11 of its sectors during the annual period, while the Fund was invested in nine sectors, with absolute losses in eight and an absolute gain in one.
Relative to the Russell 2000® Index, effective stock selection in the consumer discretionary, financials, industrials, materials, health care and utilities sectors contributed most positively to the Fund’s results. Having an underweighted allocation to energy, which was the weakest sector in the Russell 2000® Index during the annual period, and an overweighted allocation to the information technology sector, which was the second-strongest sector in the Russell 2000® Index during the annual period, also boosted the Fund’s results. The Fund had no exposure at all to real estate or communication services, each of which underperformed the Russell 2000® Index during the annual period, adding relative value as well.
Only partially offsetting these positive contributors was the detracting effect of weaker stock selection in the energy and consumer staples sectors. Having underweighted allocations to health care and utilities, each of which outperformed the Russell 2000® Index during the annual period, also dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Chemed, a hospice services provider; RLI, a specialty insurance company; and Teledyne Technologies, which provides electronic subsystems and instrumentation to the aerospace and defense industry. Each saw a double-digit percentage gain during the annual period, with each benefiting from stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the Fund’s relative performance were Monro, which operates a chain of company-owned stores providing automotive undercar repair and tire services; Woodward, an aerospace and defense company; and U.S. Physical Therapy, which owns and operates outpatient physical therapy clinics. Each of these companies experienced a double-digit percentage decline during the annual period, in each case due to weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

Did the Fund make any significant purchases or sales during the 12-month period?
During the annual period, we initiated Fund positions in 17 small-cap companies and eliminated 39 stocks from the Fund’s portfolio. In seeking companies with a favorable history of both earnings and stock price growth and what we consider to be strong recent operating performance, among those stocks new to the Fund during the annual period were Internet-based health insurance seller eHealth, solar power company SolarEdge Technologies, and workplace uniform and protective clothing provider UniFirst. Conversely, a number of the sales were stocks that had grown in market capitalization well beyond the Fund’s small-cap mandate. These included the Fund’s sales of positions in technology services provider Fair Isaac, employment lifecycle-focused software developer Paycom Software and medical device company Insulet.
Were there any notable changes in the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2020, the Fund’s allocation relative to the Russell 2000® Index in consumer discretionary increased, and its exposure to the energy sector was eliminated.
How was the Fund positioned relative to its benchmark index at the end of March 2020?
As of March 31, 2020, the Fund was overweighted relative to the Russell 2000® Index in the industrials, information technology, materials, consumer staples and consumer discretionary sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials and utilities sectors on the same date. The Fund had no exposure to the real estate, communication services or energy sectors on March 31, 2020.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Chemed Corp.	32,000	$13,862,400	4.1%
Exponent, Inc.	163,700	11,771,667	3.5%
RLI Corp.	131,900	11,597,967	3.4%
Toro Co. (The)	167,600	10,909,084	3.2%
J&J Snack Foods Corp.	69,900	8,457,900	2.5%
Teledyne Technologies, Inc.	28,300	8,412,741	2.5%
Churchill Downs, Inc.	76,200	7,844,790	2.3%
Pool Corp.	35,700	7,024,689	2.1%
Five9, Inc.	83,900	6,414,994	1.9%
Woodward, Inc.	102,000	6,062,880	1.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Industrials
30.4%
Information Technology
24.1%
Consumer Discretionary
12.9%
Healthcare
12.7%
Financials
10.3%
Materials
4.8%
Consumer Staples
3.9%
Utilities
0.9%

*
Excludes short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2020 (unaudited) (continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index*

Performance Data:**
Average Annual Total Returns (For periods ended 3/31/2020)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 6/23/1993
Value Line Small Cap Opportunities Fund, Inc.	(11.25%)	2.85%	4.67%	10.64%	10.54%
Russell 2000® Index	(23.99%)	(4.64%)	(0.25%)	6.90%	7.70%
Institutional Class	1 Yr	3 Yrs	Since Inception 11/2/2015
Value Line Small Cap Opportunities Fund, Inc.	(11.03%)	3.11%	5.48%
Russell 2000® Index	(23.99%)	(4.64%)	0.79%

*
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments	March 31, 2020

Shares		Value
COMMON STOCKS (98.3%)
CONSUMER DISCRETIONARY (12.7%)
	APPAREL (0.4)%
71,700	Crocs, Inc.*	$1,218,183
	AUTO PARTS & EQUIPMENT (0.2)%
16,500	Visteon Corp.*(1)	791,670
	COMMERCIAL SERVICES (1.2)%
89,900	Monro, Inc.(1)	3,938,519
	DISTRIBUTION & WHOLESALE (2.1)%
35,700	Pool Corp.	7,024,689
	ENGINEERING & CONSTRUCTION (0.5)%
24,400	TopBuild Corp.*	1,748,016
	ENTERTAINMENT (2.4)%
76,200	Churchill Downs, Inc.	7,844,790
29,400	Penn National Gaming, Inc.*(1)	371,910
		8,216,700
	HOME BUILDERS (1.6)%
20,800	Cavco Industries, Inc.*	3,014,752
38,000	LCI Industries(1)	2,539,540
		5,554,292
	HOUSEHOLD PRODUCTS (1.0)%
23,000	Helen of Troy, Ltd.*(1)	3,312,690
	INTERNET (1.3)%
28,800	Stamps.com, Inc.*	3,746,304
58,000	Stitch Fix, Inc. Class A*(1)	736,600
		4,482,904
	LEISURE TIME (0.4)%
26,700	Planet Fitness, Inc. Class A*	1,300,290
	LODGING (0.1)%
17,900	Hilton Grand Vacations, Inc.*	282,283
	RETAIL (1.5)%
21,900	Asbury Automotive Group, Inc.*	1,209,537
18,900	Dave & Buster’s Entertainment, Inc.	247,212
9,500	Lithia Motors, Inc. Class A(1)	777,005
11,200	Shake Shack, Inc. Class A*(1)	422,688
19,800	Texas Roadhouse, Inc.	817,740
21,800	Wingstop, Inc.	1,737,460
		5,211,642
		43,081,878
CONSUMER STAPLES (3.8%)
	COMMERCIAL SERVICES (0.1)%
6,400	Medifast, Inc.(1)	400,000
Shares		Value
COMMON STOCKS (98.3%) (continued)
	FOOD (3.7)%
59,200	Calavo Growers, Inc.	$3,415,248
69,900	J&J Snack Foods Corp.	8,457,900
5,600	Lancaster Colony Corp.	809,984
		12,683,132
		13,083,132
FINANCIALS (10.1)%
	BANKS (2.1)%
206,496	First Financial Bankshares, Inc.(1)	5,542,353
38,900	Walker & Dunlop, Inc.	1,566,503
		7,108,856
	DIVERSIFIED FINANCIALS (2.7)%
34,700	Enova International, Inc.*	502,803
19,400	LendingTree, Inc.*(1)	3,557,766
125,100	Stifel Financial Corp.	5,164,128
		9,224,697
	INSURANCE (5.3)%
21,300	eHealth, Inc.*	2,999,466
18,200	Primerica, Inc.	1,610,336
58,600	ProAssurance Corp.	1,465,000
131,900	RLI Corp.	11,597,967
9,100	Selective Insurance Group, Inc.	452,270
		18,125,039
		34,458,592
HEALTHCARE (12.5)%
	HEALTHCARE PRODUCTS (3.1)%
16,500	Cantel Medical Corp.(1)	592,350
22,700	CONMED Corp.	1,300,029
28,900	ICU Medical, Inc.*	5,831,153
20,300	iRhythm Technologies, Inc.*(1)	1,651,405
23,500	Tactile Systems Technology, Inc.*(1)	943,760
		10,318,697
	HEALTHCARE SERVICES (7.2)%
32,000	Chemed Corp.	13,862,400
71,300	Ensign Group, Inc. (The)	2,681,593
8,100	LHC Group, Inc.*	1,135,620
13,900	Medpace Holdings, Inc.*	1,019,982
18,300	Pennant Group, Inc. (The)*	259,128
77,800	US Physical Therapy, Inc.	5,368,200
		24,326,923
Shares		Value
COMMON STOCKS (98.3%) (continued)
	PHARMACEUTICALS (1.0)%
52,266	Neogen Corp.*	$3,501,299
	RETAIL (0.1)%
19,600	PetIQ, Inc.*(1)	455,308
	SOFTWARE (1.1)%
56,200	Omnicell, Inc.*	3,685,596
		42,287,823
INDUSTRIALS (29.9)%
	AEROSPACE & DEFENSE (3.9)%
29,600	Kaman Corp.	1,138,712
50,300	Mercury Systems, Inc.*	3,588,402
28,300	Teledyne Technologies, Inc.*	8,412,741
		13,139,855
	BUILDING MATERIALS (4.0)%
119,100	AAON, Inc.(1)	5,754,912
8,400	American Woodmark Corp.*	382,788
26,500	Lennox International, Inc.(1)	4,817,435
32,000	Trex Co., Inc.*(1)	2,564,480
		13,519,615
	COMMERCIAL SERVICES (2.1)%
18,000	ABM Industries, Inc.	438,480
14,200	ASGN, Inc.*	501,544
36,200	FTI Consulting, Inc.*	4,335,674
21,200	Insperity, Inc.	790,760
26,000	TriNet Group, Inc.*	979,160
		7,045,618
	DISTRIBUTION & WHOLESALE (0.4)%
16,500	SiteOne Landscape Supply, Inc.*(1)	1,214,730
	ELECTRICAL EQUIPMENT (1.2)%
85,700	EnerSys	4,243,864
	ELECTRONICS (3.1)%
53,147	Watts Water Technologies, Inc. Class A	4,498,894
102,000	Woodward, Inc.	6,062,880
		10,561,774
	ENGINEERING & CONSTRUCTION (3.7)%
36,900	Dycom Industries, Inc.*(1)	946,485
163,700	Exponent, Inc.	11,771,667
		12,718,152
	FOOD SERVICE (1.4)%
198,800	Healthcare Services Group, Inc.(1)	4,753,308
	HOUSEWARES (3.2)%
167,600	Toro Co. (The)	10,909,084

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (98.3%) (continued)
INDUSTRIALS (29.9)% (continued)
	MACHINERY DIVERSIFIED (0.6)%
23,300	Applied Industrial Technologies, Inc.	$1,065,276
13,500	Kadant, Inc.	1,007,775
		2,073,051
	METAL FABRICATE/HARDWARE (2.6)%
69,500	AZZ, Inc.	1,954,340
52,500	RBC Bearings, Inc.*	5,921,475
40,000	Rexnord Corp.	906,800
		8,782,615
	MISCELLANEOUS MANUFACTURERS (1.4)%
19,400	Carlisle Companies, Inc.	2,430,432
28,700	EnPro Industries, Inc.	1,135,946
17,400	John Bean Technologies Corp.	1,292,298
		4,858,676
	RETAIL (0.4)%
38,600	Rush Enterprises, Inc. Class A	1,232,112
	TEXTILES (0.7)%
15,700	Unifirst Corp.	2,372,113
	TRANSPORTATION (1.0)%
33,800	Landstar System, Inc.(1)	3,240,068
	TRUCKING & LEASING (0.2)%
11,500	GATX Corp.(1)	719,440
		101,384,075
INFORMATION TECHNOLOGY (23.7)%
	ADVERTISING (1.0)%
17,000	Trade Desk, Inc. (The) Class A*(1)	3,281,000
	CHEMICALS (0.2)%
9,300	Rogers Corp.*	878,106
	COMMERCIAL SERVICES (0.3)%
9,100	WEX, Inc.*	951,405
	COMPUTERS (5.1)%
5,300	CACI International, Inc. Class A*	1,119,095
86,200	ExlService Holdings, Inc.*	4,484,986
39,700	ForeScout Technologies, Inc.*(1)	1,254,123
47,900	MAXIMUS, Inc.	2,787,780
30,500	Qualys, Inc.*	2,653,195
41,400	Rapid7, Inc.*	1,793,862
41,700	Science Applications International Corp.	3,112,071
		17,205,112
Shares		Value
COMMON STOCKS (98.3%) (continued)
	ELECTRICAL EQUIPMENT (0.4)%
9,200	Littelfuse, Inc.	$1,227,464
	ELECTRONICS (2.0)%
36,600	Alarm.com Holdings, Inc.*(1)	1,424,106
3,500	Coherent, Inc.*(1)	372,435
28,500	SYNNEX Corp.	2,083,350
22,000	Tech Data Corp.*	2,878,700
		6,758,591
	ENERGY-ALTERNATE SOURCES (0.6)%
26,400	SolarEdge Technologies, Inc.*	2,161,632
	INTERNET (3.2)%
93,900	ePlus, Inc.*	5,880,018
35,700	Mimecast, Ltd.*	1,260,210
35,900	Proofpoint, Inc.*	3,682,981
		10,823,209
	MISCELLANEOUS MANUFACTURERS (0.3)%
20,000	Fabrinet*	1,091,200
	SEMICONDUCTORS (1.2)%
3,160	Cabot Microelectronics Corp.	360,682
47,200	Inphi Corp.*	3,736,824
		4,097,506
	SOFTWARE (8.1)%
79,300	ACI Worldwide, Inc.*	1,915,095
10,300	Blackbaud, Inc.	572,165
54,700	Everbridge, Inc.*(1)	5,817,892
83,900	Five9, Inc.*(1)	6,414,994
39,300	j2 Global, Inc.(1)	2,941,605
29,100	LivePerson, Inc.*(1)	662,025
55,000	Progress Software Corp.	1,760,000
104,500	SPS Commerce, Inc.*	4,860,295
76,400	Workiva, Inc.*	2,470,012
		27,414,083
	TELECOMMUNICATIONS (1.3)%
66,200	Acacia Communications, Inc.*	4,447,316
		80,336,624
MATERIALS (4.7)%
	BUILDING MATERIALS (0.1)%
22,800	US Concrete, Inc.*	413,592
	CHEMICALS (2.1)%
23,200	Balchem Corp.	2,290,304
26,700	Quaker Chemical Corp.(1)	3,371,676
32,400	Sensient Technologies Corp.	1,409,724
		7,071,704
Shares		Value
COMMON STOCKS (98.3%) (continued)
	MISCELLANEOUS MANUFACTURERS (0.9)%
30,200	AptarGroup, Inc.	$3,006,108
	PACKAGING & CONTAINERS (1.6)%
190,600	Silgan Holdings, Inc.	5,531,212
		16,022,616
UTILITIES (0.9)%
	ELECTRIC (0.9)%
44,600	El Paso Electric Co.	3,031,016
TOTAL COMMON STOCKS (Cost $272,478,025) (98.3)%		333,685,756
SHORT-TERM INVESTMENTS (5.2)%
	MONEY MARKET FUNDS (5.2)%
189	State Street Institutional Liquid Reserves Fund, Premier Class, 0.812%(2)	189
4,812,053	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.321%(2)	4,812,053
12,727,891	State Street Navigator Securities Lending Government Money Market Portfolio(3)	12,727,891
		17,540,133
TOTAL SHORT-TERM INVESTMENTS (Cost $17,539,945) (5.2)%		17,540,133
TOTAL INVESTMENT SECURITIES (103.5)% (Cost $290,017,970)		$351,225,889
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-3.5%)		(11,694,520)
NET ASSETS (100%)		$339,531,369

*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2020, the market value of the securities on loan was $50,621,909.

(2)
Rate reflects 7 day yield as of March 31, 2020.

(3)
Securities with an aggregate market value of  $50,621,909 were out on loan in exchange for collateral including $11,647,891 of cash collateral as of March 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

See Notes to Financial Statements.

March 31, 2020

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$333,685,756	$—	$—	$333,685,756
Short-Term Investments	17,540,133	—	—	17,540,133
Total Investments in Securities	$351,225,889	$—	$—	$351,225,889

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2020.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 0.75% during the 12 months ended March 31, 2020. The Fund outpaced the -0.62% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While posting disappointing, albeit modestly positive, absolute returns, the Fund outperformed its blended benchmark primarily because the Fund’s equity portfolio outperformed the S&P 500® Index. Dampening relative results was the Fund’s fixed income portfolio’s underperformance of the Bloomberg Barclays Index during the reporting period. Also, overall, asset allocation had a negative effect on Fund results during the annual period. The Fund’s results were hurt by its overweighting of equities and underweighting of fixed income, as the S&P 500® Index materially underperformed the Bloomberg Barclays Index during the reporting period.
Which equity market sectors most significantly affected Fund performance?
Supporting the equity portion of the Fund’s outperformance of the S&P 500® Index was its leaning more to growth-oriented stocks than to value-oriented stocks during an annual period when growth substantially outperformed value across the capitalization spectrum.
On a relative basis, the equity portion of the Fund outperformed its benchmark, the S&P 500® Index, due primarily to effective stock selection and, to a lesser extent, to favorable sector allocation overall. The Fund was helped most by having no exposure to the energy sector, which was, by far, the weakest sector in the S&P 500® Index during the annual period. The Fund also benefited from effective stock selection in the financials sector, especially having no holdings in the weak bank industry. Other significant pluses were strong stock selection in the industrials, real estate, consumer discretionary and health care sectors, which contributed positively as well. Only partially offsetting these positive contributors was the equity portion of the Fund’s weak stock selection in the information technology sector, which detracted.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results was RingCentral, which operates as a provider of software-as-a-service solutions for business communications. RingCentral enjoyed a high double-digit percentage gain during the annual period based on stronger than expected operating performance and new strategic partnerships. Also contributing positively to the equity portion of the Fund’s relative results were holdings in Teledyne Technologies, which provides electronic subsystems and instrumentation to the aerospace and defense industry, and Tyler Technologies, which provides end-to-end information management solutions and services for local governments. Each of these companies saw a double-digit percentage increase during the annual period, benefiting from strong operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results were those it did not hold — namely, software manufacturing leader Microsoft, technology hardware giant Apple and e-commerce retailing behemoth Amazon.com, each of which were among the strongest contributors to the S&P 500® Index during the annual period.

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, among other stocks, we initiated positions in insurance agency W.R. Berkley, rail transportation company Union Pacific and discount retailer Dollar General, as each, in our view, has a solid long-term history of consistent gains in earnings and stock price.
Among those names eliminated from the equity portion of the Fund during the annual period were transportation and logistics company Canadian National Railway, automotive products and services distributor LKQ and water heating and water treatment equipment manufacturer A.O. Smith. We believed each had become less consistent in delivering long-term gains in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2020, the equity portion of the Fund’s allocation relative to the S&P 500® Index in health care decreased, its exposure to utilities increased modestly, and its exposure to the communication services sector was eliminated.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2020?
As of March 31, 2020, the equity portion of the Fund was overweighted relative to the S&P 500® Index in industrials, information technology and materials and was underweighted relative to the S&P 500® Index in the financials, consumer staples, consumer discretionary, health care and utilities sectors. The Fund was rather neutrally weighted relative to the S&P 500® Index in real estate and had no exposure to the energy and communication services sectors on March 31, 2020.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Barclays Index, which detracted slightly from performance given that interest rates declined during the annual period. The Fund’s duration stance was based in large part on our view that the risk-reward value was better in the corporate credit sector in the shorter to intermediate part of the curve, which proved not to be the case. However, the fixed income portion of the Fund did hold a relatively longer duration in U.S. Treasuries, which proved beneficial, as long-dated U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Long Treasury Index, posted a total return of 32.64% during the annual period.
Yield curve positioning contributed positively to relative results. While the fixed income portion of the Fund was underweight U.S. Treasuries relative to the Bloomberg Barclays Index, the emphasis within its exposure was on longer-duration U.S. Treasuries, which, as indicated, generated especially strong returns.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund underperformed its benchmark, the Bloomberg Barclays Index, due primarily to its “risk on”* bias. While this “risk on” stance contributed positively to performance in the last three quarters of 2019, the fixed income portion of the Fund’s overweight in corporate bonds and underweight in U.S. Treasuries compared to the Bloomberg Barclays Index disadvantaged results in the first quarter of 2020 when investors engaged in a flight to quality. Also, the fixed income portion of the Fund had a modest out-of-benchmark exposure to high yield corporate bonds, which detracted, given this segment’s underperformance of investment grade corporate bonds during the annual period.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the 12-month period?
During the first quarter of 2020, as world markets were battered by the COVID-19 pandemic, we sought to mitigate risk by significantly reducing the fixed income portion of the Fund’s exposure to high yield corporate bonds. We also substantially reduced exposure to investment grade corporate bonds rated BBB due to concerns about both the increased potential of  “fallen angels,” or investment grade bonds being downgraded into the high yield category, as well as a rising default rate. Within the corporate credit sector overall, we decreased exposure to those industries most heavily impacted by the limitations imposed by COVID-19, including energy- and travel and lodging-related issues, and cyclical industrials, such as manufacturing- and retail-related issues. Most of the proceeds taken from the corporate market were reallocated to increased positions in U.S. Treasuries. We also added to the fixed income portion of the Fund’s positions in mortgage-backed securities and investment grade corporate bonds rated A or higher.

VALUE LINE ASSET ALLOCATION FUND, INC.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2020?
As of March 31, 2020, the fixed income portion of the Fund was overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, commercial mortgage-backed securities and asset-backed securities. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries, U.S. agency securities, mortgage-backed securities and sovereign debt and had a rather neutral exposure relative to the Bloomberg Barclays Index in taxable municipal bonds. At the end of the annual period, the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of March 2020, the Fund had a weighting of approximately 62% in stocks, 30% in fixed income securities and 8% in cash equivalents. This compared to the allocation at the end of March 2019 of approximately 64% in stocks, 27% in fixed income securities and 9% in cash equivalents. The Fund’s allocation to stocks ranged from approximately 59% to 67% during the annual period, as we effectively took advantage of short-term market swings to buy and sell stocks. For example, the Fund had a 59% weighting in stocks in mid-February 2020, just before the sharp equity market decline, proving to be a prudent shift in asset allocation. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of March 2020, the proprietary Value Line, Inc. asset allocation model was still positive on stocks.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Further, unlike most of the Fund’s peer group, which invests mainly in the largest companies, approximately 80% of the Fund’s equity holdings are either mid-cap companies or at the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund, we will continue to carefully monitor economic factors, any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals, and shifting monetary policy stances by the U.S. Federal Reserve and other central banks globally for their potential impact on the financial markets. Over the near term, we are watching especially closely to see how soon and how effectively the U.S. and global economies can be restarted and then the extent to which the economies can recover from the COVID-19 pandemic crisis.

*
”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	136,737	$18,925,768	1.72%
Roper Technologies, Inc.	59,100	18,427,971	1.67%
Accenture PLC	106,751	17,428,168	1.58%
Thermo Fisher Scientific, Inc.	60,000	17,016,000	1.55%
Ecolab, Inc.	107,000	16,673,810	1.52%
Fiserv, Inc.	174,000	16,528,260	1.50%
Teledyne Technologies, Inc.	54,500	16,201,215	1.47%
Tyler Technologies, Inc.	51,500	15,272,840	1.39%
MasterCard, Inc.	63,000	15,218,280	1.38%
Union Pacific Corp.	104,300	14,710,472	1.34%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2020 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index (the “Indexes”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc., the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**
Performance Data:***
Average Annual Total Returns (For periods ended 3/31/2020)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 8/24/1993
Value Line Asset Allocation Fund, Inc.	0.75%	8.21%	6.77%	9.58%	9.35%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	(0.62%)	4.99%	5.38%	7.87%	7.43%
S&P 500® Index	(6.98%)	5.10%	6.73%	10.53%	8.87%
Institutional Class	1 Yr	3 Yrs	Since Inception 11/2/2015
Value Line Asset Allocation Fund, Inc.	0.99%	8.46%	7.89%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	(0.62%)	4.99%	5.91%
S&P 500® Index	(6.98%)	5.10%	7.23%

*
The S&P 500® Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through's), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments	March 31, 2020

Shares		Value
COMMON STOCKS (61.8)%
CONSUMER DISCRETIONARY (3.9)%
	APPAREL (0.2)%
32,000	NIKE, Inc. Class B	$2,647,680
	DISTRIBUTION & WHOLESALE (0.3)%
14,800	Pool Corp.	2,912,196
	RETAIL (3.4)%
8,100	AutoZone, Inc.*	6,852,600
51,100	Dollar General Corp.	7,716,611
13,400	Domino’s Pizza, Inc.	4,342,538
20,000	Lululemon Athletica, Inc.*	3,791,000
22,600	O’Reilly Automotive, Inc.*	6,803,730
160,787	TJX Companies, Inc. (The)	7,687,227
		37,193,706
		42,753,582
CONSUMER STAPLES (1.5)%
	BEVERAGES (0.2)%
22,000	PepsiCo, Inc.	2,642,200
	FOOD (0.2)%
18,203	McCormick & Co., Inc.	2,570,446
	HOUSEHOLD PRODUCTS (0.5)%
77,200	Church & Dwight Co., Inc.	4,954,696
	RETAIL (0.6)%
24,000	Costco Wholesale Corp.	6,843,120
		17,010,462
FINANCIALS (6.5)%
	COMMERCIAL SERVICES (1.3)%
59,000	S&P Global, Inc.	14,457,950
	DIVERSIFIED FINANCIAL SERVICES (0.7)%
97,700	Intercontinental Exchange, Inc.	7,889,275
	INSURANCE (4.5)%
4,900	Alleghany Corp.	2,706,515
70,100	American Financial Group, Inc.	4,912,608
47,700	Aon PLC	7,872,408
234,400	Arch Capital Group, Ltd.*	6,671,024
118,355	Berkley (W.R.) Corp.	6,174,580
23,900	Globe Life, Inc.	1,720,083
76,200	Progressive Corp. (The)	5,626,608
63,500	RenaissanceRe Holdings, Ltd.	9,481,820
Shares		Value
COMMON STOCKS (61.8)% (continued)
	INSURANCE (4.5)% (continued)
43,100	RLI Corp.	$3,789,783
		48,955,429
		71,302,654
HEALTHCARE (7.8)%
	BIOTECHNOLOGY (0.4)%
13,600	Bio-Rad Laboratories, Inc. Class A*	4,767,616
	ELECTRONICS (0.8)%
13,100	Mettler-Toledo International, Inc.*	9,045,681
	HEALTHCARE PRODUCTS (4.9)%
4,900	Cooper Cos., Inc. (The)	1,350,783
136,737	Danaher Corp.	18,925,768
36,800	IDEXX Laboratories, Inc.*	8,914,432
24,200	Teleflex, Inc.	7,087,212
60,000	Thermo Fisher Scientific, Inc.	17,016,000
		53,294,195
	HEALTHCARE SERVICES (1.7)%
23,700	Chemed Corp.	10,266,840
43,900	IQVIA Holdings, Inc.*	4,735,054
13,800	UnitedHealth Group, Inc.	3,441,444
		18,443,338
		85,550,830
INDUSTRIALS (15.4)%
	AEROSPACE & DEFENSE (4.9)%
110,502	HEICO Corp.	8,244,554
18,500	L3Harris Technologies, Inc.	3,332,220
46,300	Northrop Grumman Corp.	14,008,065
54,500	Teledyne Technologies, Inc.*	16,201,215
38,400	TransDigm Group, Inc.	12,295,296
		54,081,350
	BUILDING MATERIALS (0.2)%
9,500	Lennox International, Inc.(1)	1,727,005
	COMMERCIAL SERVICES (3.7)%
67,700	Cintas Corp.	11,726,994
10,300	CoStar Group, Inc.*	6,048,263
64,000	Equifax, Inc.	7,644,800
57,503	IHS Markit, Ltd.	3,450,180
173,250	Rollins, Inc.(1)	6,261,255
36,000	Verisk Analytics, Inc. Class A	5,017,680
		40,149,172
Shares		Value
COMMON STOCKS (61.8)% (continued)
	DISTRIBUTION & WHOLESALE (0.3)%
48,500	Copart, Inc.*	$3,323,220
	ELECTRICAL EQUIPMENT (0.4)%
67,075	AMETEK, Inc.	4,830,742
	ELECTRONICS (1.7)%
59,100	Roper Technologies, Inc.	18,427,971
	ENVIRONMENTAL CONTROL (2.1)%
164,000	Republic Services, Inc.	12,309,840
142,125	Waste Connections, Inc.	11,014,687
		23,324,527
	HOUSEWARES (0.5)%
82,200	Toro Co. (The)	5,350,398
	MISCELLANEOUS MANUFACTURERS (0.3)%
26,900	Carlisle Companies, Inc.	3,370,032
	TRANSPORTATION (1.3)%
104,300	Union Pacific Corp.	14,710,472
		169,294,889
INFORMATION TECHNOLOGY (22.3)%
	COMMERCIAL SERVICES (1.8)%
95,900	Automatic Data Processing, Inc.	13,107,612
18,700	Gartner, Inc.*	1,861,959
35,887	Global Payments, Inc.	5,175,982
		20,145,553
	COMPUTERS (2.4)%
106,751	Accenture PLC Class A	17,428,168
53,800	CGI, Inc.*	2,927,258
35,100	EPAM Systems, Inc.*	6,516,666
		26,872,092
	DIVERSIFIED FINANCIAL SERVICES (1.4)%
63,000	MasterCard, Inc. Class A	15,218,280
	ELECTRONICS (0.5)%
35,100	Amphenol Corp. Class A	2,558,088
30,200	Keysight Technologies, Inc.*	2,527,136
		5,085,224
	INTERNET (1.2)%
93,200	Anaplan, Inc.*	2,820,232
49,000	GoDaddy, Inc. Class A*	2,798,390
6,110	Shopify, Inc. Class A*	2,547,442

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (61.8)% (continued)
INFORMATION TECHNOLOGY (22.3)% (continued)
	INTERNET (1.2)% (continued)
29,500	VeriSign, Inc.*	$5,312,655
		13,478,719
	SEMICONDUCTORS (0.5)%
25,100	Broadcom, Inc.	5,951,210
	SOFTWARE (14.1)%
35,900	Adobe, Inc.*	11,424,816
60,400	ANSYS, Inc.*	14,041,188
15,400	Broadridge Financial Solutions, Inc.	1,460,382
146,400	Cadence Design Systems, Inc.*	9,668,256
15,500	Coupa Software, Inc.*(1)	2,165,815
41,300	Fair Isaac Corp.*	12,707,597
106,787	Fidelity National Information Services, Inc.	12,989,571
174,000	Fiserv, Inc.*	16,528,260
30,100	Intuit, Inc.	6,923,000
67,483	Jack Henry & Associates, Inc.	10,476,061
13,400	Paycom Software, Inc.*	2,706,934
45,800	RingCentral, Inc. Class A*(1)	9,705,478
81,000	Salesforce.com, Inc.*	11,662,380
32,100	ServiceNow, Inc.*	9,199,218
59,800	Synopsys, Inc.*	7,701,642
51,500	Tyler Technologies, Inc.*	15,272,840
		154,633,438
	TELECOMMUNICATIONS (0.4)%
34,100	Motorola Solutions, Inc.	4,532,572
		245,917,088
MATERIALS (2.5)%
	CHEMICALS (1.5)%
107,000	Ecolab, Inc.	16,673,810
	MISCELLANEOUS MANUFACTURERS (0.3)%
31,800	AptarGroup, Inc.	3,165,372
	PACKAGING & CONTAINERS (0.7)%
118,400	Ball Corp.	7,655,744
		27,494,926
REAL ESTATE (1.4)%
	REITS (1.4)%
19,300	American Tower Corp. REIT	4,202,575
11,600	Equinix, Inc. REIT	7,245,012
Shares		Value
COMMON STOCKS (61.8)% (continued)
	REITS (1.4)% (continued)
61,700	Equity Lifestyle Properties, Inc. REIT	$3,546,516
		14,994,103
		14,994,103
UTILITIES (0.5)%
	ELECTRIC (0.5)%
22,000	NextEra Energy, Inc.	5,293,640
TOTAL COMMON STOCKS (Cost $614,961,441) (61.8)%		679,612,174
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2)%
$567,879	Ally Auto Receivables Trust, Series 2018-3, Class A3, 3.00%, 1/17/23	$571,892
612,244	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22	615,294
525,000	BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 5/15/23(2)	525,243
205,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	207,299
100,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	99,934
350,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.99%, 7/17/23	350,210
500,000	Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1, 3.01%, 2/15/24	505,722
44,514	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	44,417
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2)% (continued)
$600,000	CarMax Auto Owner Trust, Series 2017-1, Class A4, 2.27%, 9/15/22	$601,084
354,395	Carmax Auto Owner Trust, Series 2019-2, Class A2A, 2.69%, 7/15/22	355,783
2,675,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	2,730,790
325,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	327,824
1,200,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23	1,208,760
435,000	Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 4/7/22	434,957
87,322	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(2)	87,164
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22(1)	399,920
177,192	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	176,712
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	198,140
57,675	Ford Credit Auto Owner Trust, Series 2018-B, Class A2A, 2.96%, 9/15/21	57,558
398,148	Ford Credit Auto Owner Trust, Series 2018-A, Class A3, 3.03%, 11/15/22	398,091

See Notes to Financial Statements.

March 31, 2020

Principal Amount		Value
ASSET-BACKED SECURITIES (2.2)% (continued)
$250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	$247,636
226,927	GM Financial Automobile Leasing Trust, Series 2018-3, Class A3, 3.18%, 6/21/21	227,264
186,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A3, 2.67%, 3/21/22	188,253
650,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72%, 3/20/23	650,215
850,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A4, 3.30%, 7/20/22	853,911
170,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(2)	169,664
525,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	523,408
139,733	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.68%, 8/16/21	139,393
1,050,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.87%, 9/15/23	1,048,519
305,000	Honda Auto Receivables Owner Trust, Series 2018-2, Class A4, 3.16%, 8/19/24	313,631
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2)% (continued)
$336,793	Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3, 2.81%, 4/15/21(2)	$336,690
1,130,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(2)	1,122,344
659,197	Hyundai Auto Receivables Trust, Series 2019-A, Class A2, 2.67%, 12/15/21	660,777
650,000	Mercedes-Benz Auto Lease Trust, Series 2018-B, Class A3, 3.21%, 9/15/21	652,655
1,000,000	Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A4, 3.25%, 10/15/24	1,006,700
750,000	Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A2, 2.01%, 12/15/21	749,246
925,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	926,639
705,000	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.90%, 10/16/23	719,329
346,928	Nissan Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.65%, 5/16/22	348,098
1,500,000	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A4, 2.12%, 2/15/23	1,510,559
800,000	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	813,720
Principal Amount		Value
ASSET-BACKED SECURITIES (2.2)% (continued)
$800,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	$812,001
TOTAL ASSET-BACKED SECURITIES (Cost $23,890,828) (2.2)%		23,917,446
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)%
570,000	BANK, Series 2017-BNK8, Class ASB, 3.31%, 11/15/50	596,642
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	267,950
1,640,000	BANK, Series 2019-BN16, Class A4, 4.01%, 2/15/52	1,835,552
950,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	1,038,673
500,000	BANK, Series 2019-BN24, Class A3, 2.96%, 11/15/62	519,006
400,484	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	408,254
558,550	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A1, 3.13%, 6/10/51	565,819
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,047
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	153,571
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K028, Class A2, 3.11%, 2/25/23	1,047,388

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)% (continued)
$100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	$105,393
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	482,305
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A2, 3.46%, 8/25/23(3)	534,935
600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2, 3.53%, 10/25/23(3)	645,299
800,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	862,361
325,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	341,461
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	266,197
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,081,244
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)% (continued)
$500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	$539,955
925,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	995,885
400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	434,195
955,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	1,031,391
1,450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	1,602,448
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	818,017
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	1,071,699
1,990,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	2,128,502
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)% (continued)
$709,103	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	$744,860
721,088	FHLMC Multifamily Structured Pass-Through Certificates, Series K066, Class A1, 2.80%, 12/25/26	775,595
1,537,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	1,720,020
1,250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(3)	1,399,880
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,751,831
600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	674,755
2,625,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	2,951,844
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	846,668

See Notes to Financial Statements.

March 31, 2020

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)% (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	$283,334
213,034	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	243,844
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	864,326
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(3)	879,902
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	582,157
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K088, Class A2, 3.69%, 1/25/29	645,720
375,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	431,543
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	246,576
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	248,275
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)% (continued)
$231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(2)(3)	$224,423
150,000	GNMA, Series 2013-12, Class B, 2.10%, 11/16/52(3)	148,621
116,456	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	117,562
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A5, 3.58%, 3/15/49	529,656
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	254,641
600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	617,201
835,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	863,388
355,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.05%, 11/15/49	358,235
600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	633,688
750,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	781,118
1,550,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	1,624,070
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)% (continued)
$390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	$395,707
204,043	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	206,252
53,250	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	53,186
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	309,863
150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	154,723
805,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	830,101
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	462,299
142,122	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	141,847
650,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	697,185
370,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58(3)	386,385

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1)% (continued)
$396,359	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	$402,461
98,554	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	99,271
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	300,193
380,407	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	393,329
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $44,093,182) (4.1)%		45,752,724
CORPORATE BONDS & NOTES (8.8)%
	CONSUMER DISCRETIONARY (0.6)%
500,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.95%, 5/10/23	487,608
650,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27(1)	651,543
475,000	Choice Hotels International, Inc., Senior Unsecured Notes, 3.70%, 12/1/29	380,000
300,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24(1)	280,236
200,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24(1)	174,502
500,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	449,744
200,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	186,000
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	CONSUMER DISCRETIONARY (0.6)% (continued)
$350,000	Leggett & Platt, Inc., Senior Unsecured Notes, 3.50%, 11/15/27	$338,381
400,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	392,000
500,000	NIKE, Inc., Senior Unsecured Notes, 2.38%, 11/1/26	508,510
500,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47(1)	481,341
450,000	Target Corp., Senior Unsecured Notes, 3.63%, 4/15/46(1)	501,397
350,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	332,500
500,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	518,907
550,000	Walmart, Inc., Senior Unsecured Notes, 3.95%, 6/28/38(1)	653,045
500,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	515,650
350,000	WW Grainger, Inc., Senior Unsecured Notes, 4.20%, 5/15/47	394,901
		7,246,265
	CONSUMER STAPLES (1.3)%
476,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	531,217
500,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(2)	502,293
500,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(1)	494,976
400,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	443,315
500,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24(1)	509,014
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	CONSUMER STAPLES (1.3)% (continued)
$500,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	$504,719
500,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	524,353
350,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43(2)	475,401
500,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	453,475
300,000	Cigna Corp., Guaranteed Notes, 3.40%, 3/1/27(2)	303,616
500,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	516,978
550,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	537,337
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	158,711
500,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	511,465
300,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26(1)	298,508
375,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25(1)	383,437
300,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27(1)	304,381
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29(1)	237,094
500,000	Kimberly-Clark Corp., Senior Unsecured Notes, 2.88%, 2/7/50(1)	490,325
500,000	Kroger Co. (The), Senior Unsecured Notes, 3.85%, 8/1/23(1)	534,353

See Notes to Financial Statements.

March 31, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	CONSUMER STAPLES (1.3)% (continued)
$500,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29(1)	$481,782
200,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	208,189
300,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39(1)	351,539
500,000	Mylan NV, Guaranteed Notes, 3.95%, 6/15/26	493,419
500,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(1)	518,806
500,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	489,477
425,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	439,650
250,000	Sanofi, Senior Unsecured Notes, 3.38%, 6/19/23(1)	263,303
500,000	Sysco Corp., Guaranteed Notes, 2.40%, 2/15/30(1)	410,290
350,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27(1)	353,237
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21(1)	168,181
400,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	494,384
500,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	520,079
		13,907,304
	ENERGY (0.6)%
500,000	Boardwalk Pipelines L.P., Guaranteed Notes, 4.95%, 12/15/24	396,183
450,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26(1)	480,469
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	ENERGY (0.6)% (continued)
$350,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	$194,377
300,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	289,512
500,000	Equinor ASA, Guaranteed Notes, 3.25%, 11/18/49	491,614
500,000	Husky Energy, Inc., Senior Unsecured Notes, 4.40%, 4/15/29(1)	354,309
400,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(1)	392,229
275,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	228,828
275,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	198,134
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	247,507
300,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	160,530
350,000	ONEOK, Inc., Guaranteed Notes, 3.40%, 9/1/29	261,266
500,000	Phillips 66, Guaranteed Notes, 3.90%, 3/15/28(1)	494,182
500,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	493,054
300,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24(1)	288,229
500,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29(1)	528,788
400,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48(1)	414,858
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	ENERGY (0.6)% (continued)
$350,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	$366,962
		6,281,031
	FINANCIALS (3.4)%
450,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 4.45%, 4/3/26	367,898
500,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	513,709
500,000	Air Lease Corp., Senior Unsecured Notes, 4.63%, 10/1/28	405,990
500,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	478,157
460,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	442,607
500,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26(1)	518,037
500,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	513,206
650,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	654,893
750,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29(1)	790,355
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	258,088
500,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	512,949
250,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	248,318

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	FINANCIALS (3.4)% (continued)
$534,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24(1)	$565,978
500,000	Bank of Montreal MTN, Series E, Senior Unsecured Notes, 3.30%, 2/5/24	515,927
700,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	705,800
500,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	508,268
525,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30(1)	523,065
500,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	494,077
450,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	476,471
353,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22(1)	342,410
300,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	307,410
453,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	531,915
250,000	Citizens Bank NA/ Providence, Senior Unsecured Notes, 3.70%, 3/29/23	256,102
500,000	Citizens Financial Group, Inc., Senior Unsecured Notes, 2.50%, 2/6/30(1)	441,818
500,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	517,074
300,000	Comerica, Inc., Senior Unsecured Notes, 3.70%, 7/31/23(1)	307,942
250,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	251,794
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	FINANCIALS (3.4)% (continued)
$500,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	$526,740
500,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	487,351
500,000	Discover Bank, Senior Unsecured Notes, 2.70%, 2/6/30(1)	431,214
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	253,826
500,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	518,003
500,000	EPR Properties, Senior Unsecured Notes, 3.75%, 8/15/29	373,850
500,000	Equinix, Inc., Senior Unsecured Notes, 3.20%, 11/18/29(1)	464,950
500,000	Equitable Holdings, Inc., Senior Unsecured Notes, 4.35%, 4/20/28	486,105
375,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29(1)	383,854
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	236,709
500,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24(1)	519,877
400,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	413,238
175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	231,659
500,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 2.80%, 8/19/29(1)	486,195
350,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	358,050
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	FINANCIALS (3.4)% (continued)
$250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	$258,684
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.55%, 2/4/30(1)	223,192
500,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	513,149
325,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	299,813
400,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(1)	430,166
250,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(3)	289,260
500,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29	446,350
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	255,325
500,000	Lloyds Bank PLC, Senior Unsecured Notes, 2.25%, 8/14/22	499,100
250,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24(1)	252,993
250,000	Loews Corp., Senior Unsecured Notes, 2.63%, 5/15/23	249,845
300,000	Mastercard, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(1)	321,054
250,000	Mitsubishi UFJ Financial Group, Inc., Senior Unsecured Notes, 3.76%, 7/26/23	258,392
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	524,693

See Notes to Financial Statements.

March 31, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	FINANCIALS (3.4)% (continued)
$500,000	National Australia Bank, Ltd., Senior Unsecured Notes, 1.88%, 12/13/22	$497,158
750,000	National Retail Properties, Inc., Senior Unsecured Notes, 2.50%, 4/15/30	667,258
500,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29(1)	517,291
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	261,407
500,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	562,551
250,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	253,553
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	152,212
500,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29(1)	515,918
250,000	Prologis L.P., Guaranteed Notes, 3.88%, 9/15/28	258,499
250,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30(1)	228,443
400,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(1)(3)	370,000
250,000	Prudential Financial, Inc. MTN, Senior Unsecured Notes, 3.50%, 5/15/24(1)	257,979
250,000	Royal Bank of Canada GMTN, Senior Unsecured Notes, 1.95%, 1/17/23(1)	247,455
350,000	Royal Bank of Canada GMTN, Subordinated Notes, 4.65%, 1/27/26(1)	365,944
425,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	379,803
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	FINANCIALS (3.4)% (continued)
$350,000	Santander Holdings USA, Inc., Series FXD, Senior Unsecured Notes, 3.50%, 6/7/24(1)	$341,615
500,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30	470,776
500,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24(1)	508,646
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.75%, 7/19/23(1)	260,286
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.04%, 7/16/29(1)	248,232
300,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	303,605
500,000	Synchrony Financial, Senior Unsecured Notes, 2.85%, 7/25/22	474,731
350,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 3.25%, 6/11/21(1)	357,233
500,000	Truist Bank, Subordinated Notes, 5-year Treasury Constant Maturity Rate + 1.15%, 2.64%, 9/17/29(3)	477,792
250,000	Truist Financial Corp. MTN, Senior Unsecured Notes, 3.75%, 12/6/23	264,373
500,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24(1)	513,424
350,000	Ventas Realty L.P., Guaranteed Notes, 3.50%, 4/15/24	341,833
425,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	424,228
350,000	VEREIT Operating Partnership L.P., Guaranteed Notes, 3.10%, 12/15/29	302,218
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	FINANCIALS (3.4)% (continued)
$250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	$252,645
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23(1)	256,523
500,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	503,776
500,000	Westpac Banking Corp., Senior Unsecured Notes, 3.30%, 2/26/24	513,847
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	116,962
400,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.00%, 11/15/29	404,710
500,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	474,745
500,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	423,727
		37,215,293
	INDUSTRIALS (0.7)%
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	250,364
500,000	Carlisle Cos., Inc., Senior Unsecured Notes, 2.75%, 3/1/30	436,437
450,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49(1)	425,495
450,000	Dover Corp., Senior Unsecured Notes, 2.95%, 11/4/29	448,313
500,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25(1)	502,421
300,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	303,005

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	INDUSTRIALS (0.7)% (continued)
$250,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	$279,191
500,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	444,223
450,000	Keysight Technologies, Inc., Senior Unsecured Notes, 3.00%, 10/30/29	424,660
400,000	L3Harris Tech, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	425,798
450,000	Norfolk Southern Corp., Senior Unsecured Notes, 4.10%, 5/15/49	480,495
278,000	Owens Corning, Senior Unsecured Notes, 3.40%, 8/15/26	259,127
275,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	259,600
350,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	375,748
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.00%, 12/15/29	246,005
500,000	Republic Services, Inc., Senior Unsecured Notes, 3.55%, 6/1/22	509,906
450,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	449,954
500,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	497,084
500,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	548,876
450,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	448,627
		8,015,329
	INFORMATION TECHNOLOGY (0.5)%
500,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	500,671
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	INFORMATION TECHNOLOGY (0.5)% (continued)
$250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22(1)	$264,238
250,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47(1)	299,783
500,000	Broadridge Financial Solutions, Inc., Senior Unsecured Notes, 2.90%, 12/1/29	472,947
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	99,170
500,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26(1)	528,523
475,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	494,091
150,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(1)(2)	148,874
350,000	KLA Corp., Senior Unsecured Notes, 4.65%, 11/1/24	369,273
350,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	367,644
500,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	552,924
200,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	212,317
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	262,996
500,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	503,443
		5,076,894
	MATERIALS (0.2)%
450,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	438,135
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	MATERIALS (0.2)% (continued)
$475,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	$448,628
500,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	510,641
150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(1)(2)	126,375
500,000	Nutrien, Ltd., Senior Unsecured Notes, 4.20%, 4/1/29(1)	521,693
		2,045,472
	TELECOMMUNICATION SERVICES (0.6)%
500,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24(1)	527,617
350,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	455,647
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	209,046
300,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	313,054
267,000	AT&T, Inc., Senior Unsecured Notes, 4.10%, 2/15/28(1)	280,155
350,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24(1)	369,684
450,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	477,717
300,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	326,202
225,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	252,633
500,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	520,183

See Notes to Financial Statements.

March 31, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	TELECOMMUNICATION SERVICES (0.6)% (continued)
$500,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29(1)	$504,300
400,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28(1)	412,000
650,000	Omnicom Group, Inc., Senior Unsecured Notes, 2.45%, 4/30/30	590,177
350,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	398,956
475,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	559,889
525,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(1)	539,617
		6,736,877
	UTILITIES (0.9)%
700,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28(1)	727,875
500,000	Baltimore Gas & Electric Co., Senior Unsecured Notes, 3.20%, 9/15/49(1)	454,262
350,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	358,645
275,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	260,178
500,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45(1)	553,303
300,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	313,497
250,000	Dominion Energy, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	260,537
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	UTILITIES (0.9)% (continued)
$350,000	DTE Electric Co., 3.95%, 3/1/49	$378,665
500,000	DTE Energy Co., Senior Unsecured Notes, 2.95%, 3/1/30	478,942
500,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30(1)	496,505
450,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	430,799
250,000	Florida Power & Light Co., 4.95%, 6/1/35	307,059
475,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	458,349
350,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48(1)	395,522
350,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	355,648
458,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	411,413
300,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	336,033
500,000	Nevada Power Co., Series DD, 2.40%, 5/1/30	474,277
375,000	Northern States Power Co., 2.90%, 3/1/50	356,726
500,000	Oklahoma Gas & Electric Co., Senior Unsecured Notes, 3.30%, 3/15/30(1)	501,970
500,000	Public Service Co. of Colorado, Series 34, 3.20%, 3/1/50	505,166
500,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24(1)	498,431
325,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	311,116
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8)% (continued)
	UTILITIES (0.9)% (continued)
$300,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	$295,081
		9,919,999
TOTAL CORPORATE BONDS & NOTES (Cost $98,855,951) (8.8)%		96,444,464
FOREIGN GOVERNMENT OBLIGATIONS (0.1)%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	317,898
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	311,833
461,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	467,684
250,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(1)	258,750
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,326,518) (0.1)%		1,356,165
LONG-TERM MUNICIPAL SECURITIES (1.0)%
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	131,195
440,000	City & County Honolulu HI Wastewater System, First Bond Resolution, Refunding Revenue Bonds, Ser. C, 2.65%, 7/1/30	466,668
500,000	City & County of San Francisco CA, General Obligation Limited, 2.60%, 6/15/37	491,580
350,000	City of Erie PA, General Obligation Limited, Ser. A, AGM Insured, 4.02%, 11/15/35	378,409

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (1.0)% (continued)
$325,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Series B, 2.70%, 5/1/32	$330,103
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	228,570
375,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	425,854
250,000	City of Oakland, California Taxable Pension, Revenue Bonds, 4.68%, 12/15/25	283,100
500,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	487,195
190,000	City of Portland OR, Affordable Housing Project, General Obligation Limited, Series B, 3.60%, 6/15/39	194,537
295,000	Denver City & County School District No. 1, Certificate Participation, Series B, 3.45%, 12/15/26	314,901
450,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	504,796
200,000	East Baton Rouge LA Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	213,838
750,000	Kentucky State Property & Building Commission, Revenue Bonds, Series D, 2.57%, 11/1/28	759,345
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (1.0)% (continued)
$375,000	Leavenworth County KS Unified School District No. 469, General Obligation Limited, BAM Insured, 2.87%, 9/1/38	$368,445
300,000	Lincoln Consolidated MI School District, General Obligation Limited, Series B, 4.32%, 5/1/37	324,888
500,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Series B, 3.40%, 10/15/40	512,220
295,000	New Hampshire Health and Education Facilities Authority, Refunding Revenue Bonds, 3.58%, 7/1/34	311,665
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	205,688
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	105,610
300,000	New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series A2, 3.34%, 8/1/25	316,614
300,000	North Augusta SC Public Facilities Corp., North Augusta Project, Revenue Bonds, Series B, 3.44%, 11/1/25	318,351
325,000	Palm Desert CA Redevelopment Agency Successor Agency, Refunding Revenue Bonds, Ser. A, BAM Insured, 4.00%, 10/1/31	347,162
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (1.0)% (continued)
$355,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	$360,527
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	352,912
300,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Series F, 3.80%, 5/1/27	327,096
450,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	467,086
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	149,503
350,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	365,649
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	101,637
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	116,532
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	260,788
210,000	Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, 3.75%, 7/1/31	221,260
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $10,513,389) (1.0)%		10,743,724

See Notes to Financial Statements.

March 31, 2020

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1)%
$500,000	FHLB, 3.38%, 3/10/28	$587,968
500,000	FHLB, 2.88%, 9/11/20	505,812
250,000	FHLB, 3.00%, 10/12/21	260,022
250,000	FHLB, 3.25%, 3/8/24	278,036
93,429	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	95,455
156,313	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	168,824
132,305	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	143,056
154,824	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	169,311
13,350	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	14,316
691,937	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	737,735
112,435	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	118,335
115,899	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	125,229
169,796	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	183,564
330,918	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	352,052
170,445	FHLMC Pool #AG08748, 3.50%, 2/1/47	181,035
788,968	FHLMC Pool #RA2061, 3.00%, 1/1/50	827,293
2,949,959	FHLMC Pool #RB5022, 3.00%, 11/1/39	3,093,735
4,935,559	FHLMC Pool #SB8010, 2.50%, 10/1/34	5,120,475
460,173	FHLMC Pool #SB8026, 2.50%, 1/1/35	477,452
853,214	FHLMC Pool #SD8007, 4.50%, 8/1/49	917,353
399,960	FHLMC Pool #SD8029, 2.50%, 12/1/49	414,382
300,195	FHLMC Pool #ZK4078, 2.50%, 4/1/22	311,283
17,556	FHLMC Pool #ZN1699, 4.50%, 12/1/48	18,873
58,856	FHLMC Pool #ZN5055, 3.00%, 4/1/49	61,814
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1)% (continued)
$441,232	FHLMC Pool #ZN5108, 3.00%, 4/1/49	$463,022
220,736	FHLMC Pool #ZS6516, 2.50%, 6/1/22	228,889
871,615	FHLMC Pool #ZS6632, 2.50%, 11/1/22	903,807
64,395	FHLMC Pool #ZT1594, 4.00%, 1/1/49	68,570
735,211	FHLMC Pool #ZT1863, 3.50%, 4/1/49	776,162
413,964	FHLMC Pool #ZT1867, 3.00%, 4/1/49	433,607
763,793	FHLMC Pool #ZT1951, 3.50%, 5/1/49	805,659
1,828,903	FHLMC Pool #ZT1952, 4.00%, 5/1/49	1,947,672
441,942	FHLMC Pool #ZT1955, 3.00%, 5/1/49	462,912
874,539	FHLMC Pool #ZT2087, 4.00%, 6/1/49	931,175
21,800	FHLMC Pool #ZT2090, 3.00%, 6/1/49	22,835
250,000	FNMA, 2.38%, 1/19/23	263,474
250,000	FNMA, 2.63%, 9/6/24	272,663
500,000	FNMA, 1.88%, 9/24/26(1)	531,917
11,510	FNMA Pool #254954, 4.50%, 10/1/23	12,362
414	FNMA Pool #255132, 4.50%, 2/1/24	445
116,312	FNMA Pool #995245, 5.00%, 1/1/39	129,010
141,441	FNMA Pool #AB1259, 5.00%, 7/1/40	156,771
164,379	FNMA Pool #AB1796, 3.50%, 11/1/40	176,314
13,794	FNMA Pool #AB4069, 2.50%, 12/1/21	14,303
121,128	FNMA Pool #AB6286, 2.50%, 9/1/27	125,752
855,108	FNMA Pool #AB6344, 2.50%, 10/1/22	886,690
132,447	FNMA Pool #AB8144, 5.00%, 4/1/37	147,142
110,772	FNMA Pool #AL7662, 4.50%, 10/1/43	121,336
207,724	FNMA Pool #AQ3960, 3.00%, 8/1/28	217,724
159,626	FNMA Pool #AR0930, 2.50%, 1/1/28	165,724
145,171	FNMA Pool #AS1529, 3.00%, 1/1/29	152,150
337,164	FNMA Pool #AS4928, 3.50%, 5/1/45	359,106
106,782	FNMA Pool #AS5485, 4.50%, 7/1/45	116,449
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1)% (continued)
$120,631	FNMA Pool #AS5696, 3.50%, 8/1/45	$128,466
218,490	FNMA Pool #AS6385, 4.00%, 12/1/45	234,867
185,323	FNMA Pool #AS7188, 4.00%, 5/1/46	200,166
184,282	FNMA Pool #AS8276, 3.00%, 11/1/46	194,308
194,744	FNMA Pool #AS8483, 3.00%, 12/1/46	205,276
549,436	FNMA Pool #AS8796, 3.00%, 2/1/47	579,042
317,240	FNMA Pool #AS9459, 4.50%, 4/1/47	345,316
281,218	FNMA Pool #AU7025, 3.00%, 11/1/43	297,154
107,998	FNMA Pool #AU8070, 3.50%, 9/1/43	115,831
351,264	FNMA Pool #AV0703, 4.00%, 12/1/43	379,589
2,049,518	FNMA Pool #AX9528, 3.50%, 2/1/45	2,183,028
155,189	FNMA Pool #AY2618, 4.00%, 3/1/45	167,767
161,444	FNMA Pool #AY9329, 4.00%, 6/1/45	174,515
134,021	FNMA Pool #AZ4775, 3.50%, 10/1/45	142,728
104,086	FNMA Pool #AZ6194, 3.50%, 10/1/45	110,808
158,822	FNMA Pool #AZ9703, 3.00%, 10/1/45	167,800
239,386	FNMA Pool #BA4732, 3.50%, 12/1/45	254,866
337,075	FNMA Pool #BC9482, 3.00%, 7/1/46	356,692
166,552	FNMA Pool #BD8211, 4.00%, 4/1/47	178,236
198,081	FNMA Pool #BD8213, 3.00%, 9/1/46	209,126
345,847	FNMA Pool #BE3776, 4.50%, 7/1/47	375,347
561,834	FNMA Pool #BJ5719, 4.00%, 5/1/48	599,030
21,577	FNMA Pool #BK4970, 3.50%, 5/1/48	22,812
64,999	FNMA Pool #BK4987, 3.50%, 6/1/48	68,626
48,614	FNMA Pool #BK7396, 3.50%, 7/1/48	51,376
72,038	FNMA Pool #BK9639, 3.50%, 11/1/48	76,103
318,949	FNMA Pool #BM2001, 3.50%, 12/1/46	339,099
768,618	FNMA Pool #BM2006, 4.00%, 1/1/48	823,531

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1)% (continued)
$652,738	FNMA Pool #BM2007, 4.00%, 9/1/48	$694,849
1,005,150	FNMA Pool #BM5793, 3.00%, 4/1/49	1,052,845
59,823	FNMA Pool #BN1076, 3.50%, 12/1/48	63,133
59,941	FNMA Pool #BN3431, 3.50%, 1/1/49	63,368
24,516	FNMA Pool #BN4309, 4.50%, 1/1/49	26,352
694,013	FNMA Pool #BN6240, 3.00%, 4/1/49	726,944
118,544	FNMA Pool #BN6305, 3.00%, 5/1/49	124,201
456,279	FNMA Pool #BO0622, 3.00%, 6/1/49	478,296
332,981	FNMA Pool #CA1564, 4.50%, 4/1/48	358,719
921,361	FNMA Pool #CA4574, 4.00%, 8/1/49	983,372
21,336	FNMA Pool #FM1238, 4.00%, 3/1/49	22,705
1,000,000	FNMA Pool #FM1581, 2.50%, 2/1/26	1,036,934
97,778	FNMA Pool #MA0073, 4.50%, 5/1/29	105,412
604,700	FNMA Pool #MA0984, 2.50%, 2/1/22	627,034
669,021	FNMA Pool #MA1012, 2.50%, 3/1/22	693,730
147,663	FNMA Pool #MA1212, 2.50%, 10/1/22	153,116
164,302	FNMA Pool #MA2641, 3.00%, 6/1/46	173,483
340,960	FNMA Pool #MA3026, 3.50%, 6/1/47	361,067
237,521	FNMA Pool #MA3114, 2.50%, 8/1/32	246,587
195,222	FNMA Pool #MA3238, 3.50%, 1/1/48	206,101
422,836	FNMA Pool #MA3331, 3.00%, 4/1/48	445,107
490,716	FNMA Pool #MA3415, 4.00%, 7/1/48	523,427
699,749	FNMA Pool #MA3495, 4.00%, 10/1/48	747,124
360,728	FNMA Pool #MA3520, 3.50%, 11/1/48	380,574
654,915	FNMA Pool #MA3536, 4.00%, 12/1/48	697,335
572,769	FNMA Pool #MA3563, 4.00%, 1/1/49	609,780
816,243	FNMA Pool #MA3564, 4.50%, 1/1/49	877,125
574,392	FNMA Pool #MA3593, 4.50%, 2/1/49	617,372
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1)% (continued)
$366,173	FNMA Pool #MA3614, 3.50%, 3/1/49	$386,399
794,398	FNMA Pool #MA3638, 4.00%, 4/1/49	846,350
1,928,874	FNMA Pool #MA3674, 2.50%, 5/1/34	2,000,114
808,715	FNMA Pool #MA3691, 3.00%, 7/1/49	847,088
2,759,218	FNMA Pool #MA3692, 3.50%, 7/1/49	2,912,038
860,131	FNMA Pool #MA3709, 2.50%, 6/1/34	891,899
546,929	FNMA Pool #MA3729, 2.50%, 7/1/34	567,264
2,413,715	FNMA Pool #MA3744, 3.00%, 8/1/49	2,528,247
905,828	FNMA Pool #MA3747, 4.50%, 8/1/49	974,036
1,935,053	FNMA Pool #MA3832, 3.50%, 11/1/39	2,058,603
550,504	FNMA Pool #MA3905, 3.00%, 1/1/50	576,923
628,611	FNMA Pool BM5689, 2.50%, 3/1/24	651,828
74,752	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	76,673
83,216	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	84,953
1,241,547	GNAM II Pool #MA5816, 3.50%, 3/20/49	1,310,969
122,256	GNMA II Pool #MA1090, 3.50%, 6/20/43	130,756
68,261	GNMA II Pool #MA1448, 3.50%, 11/20/43	72,827
92,215	GNMA II Pool #MA1520, 3.00%, 12/20/43	99,002
113,437	GNMA II Pool #MA2149, 4.00%, 8/20/44	123,649
196,203	GNMA II Pool #MA2445, 3.50%, 12/20/44	208,598
135,693	GNMA II Pool #MA3803, 3.50%, 7/20/46	145,019
1,511,343	GNMA II Pool #MA4836, 3.00%, 11/20/47	1,611,124
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1)% (continued)
$398,340	GNMA II Pool #MA5191, 3.50%, 5/20/48	$422,400
495,982	GNMA II Pool #MA5527, 3.50%, 10/20/48	523,929
722,287	GNMA II Pool #MA5594, 3.50%, 11/20/48	762,951
215,715	GNMA II Pool #MA5650, 3.50%, 12/20/48	228,118
2,163,158	GNMA II Pool #MA5762, 3.50%, 2/20/49	2,281,094
1,967,819	GNMA II Pool #MA5815, 3.00%, 3/20/49	2,083,564
746,573	GNMA II Pool #MA5875, 3.50%, 4/20/49	786,730
1,483,910	GNMA II Pool #MA6283, 3.00%, 11/20/49	1,571,192
1,990,351	GNMA II Pool #MA6409, 3.00%, 1/20/50	2,107,421
123,749	GNMA Pool #650494, 5.50%, 1/15/36	139,085
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $75,538,523) (7.1)%		78,145,492
U.S. TREASURY OBLIGATIONS (6.9)%
	U.S. TREASURY NOTES & BONDS (6.9)%
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	4,709,184
3,220,000	U.S. Treasury Bonds, 4.38%, 2/15/38	5,022,320
5,712,000	U.S. Treasury Bonds, 2.88%, 5/15/43	7,538,724
3,919,000	U.S. Treasury Bonds, 3.00%, 2/15/48	5,440,674
10,350,000	U.S. Treasury Notes, 1.75%, 2/28/22	10,652,414
10,000,000	U.S. Treasury Notes, 1.38%, 6/30/23	10,344,531
5,605,000	U.S. Treasury Notes, 2.38%, 8/15/24	6,094,781
3,965,000	U.S. Treasury Notes, 2.25%, 11/15/24	4,305,433
5,500,000	U.S. Treasury Notes, 2.63%, 12/31/25	6,171,816
3,000,000	U.S. Treasury Notes, 1.63%, 5/15/26(1)	3,201,680
4,000,000	U.S. Treasury Notes, 1.75%, 12/31/26	4,320,156

See Notes to Financial Statements.

March 31, 2020

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (6.9)% (continued)
	U.S. TREASURY NOTES & BONDS (6.9)% (continued)
$5,050,000	U.S. Treasury Notes, 2.75%, 2/15/28	$5,887,195
2,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	2,170,703
TOTAL U.S. TREASURY OBLIGATIONS (Cost $68,215,367) (6.9)%		75,859,611
Shares		Value
SHORT-TERM INVESTMENTS (10.0)%
	MONEY MARKET FUNDS (10.0)%
80,139,501	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.321%(4)	$80,139,501
30,037,415	State Street Navigator Securities Lending Government Money Market Portfolio(5)	30,037,415
		110,176,916
TOTAL SHORT-TERM INVESTMENTS (Cost $110,176,916) (10.0)%		110,176,916
TOTAL INVESTMENT SECURITIES (102.0)% (Cost $1,047,572,115)		$1,122,008,716
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.0%)		(21,804,173)
NET ASSETS (100%)		$1,100,204,543
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2020, the market value of the securities on loan was $44,705,634.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Rate reflects 7 day yield as of March 31, 2020.

(5)
Securities with an aggregate market value of  $44,705,634 were out on loan in exchange for collateral including $30,037,415 of cash collateral as of March 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

BAM
Build America Mutual.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$679,612,174	$—	$—	$679,612,174
Asset-Backed Securities	—	23,917,446	—	23,917,446
Commercial Mortgage-Backed Securities	—	45,752,724	—	45,752,724
Corporate Bonds & Notes*	—	96,444,464	—	96,444,464
Foreign Government Obligations	—	1,356,165	—	1,356,165
Long-Term Municipal Securities	—	10,743,724	—	10,743,724
U.S. Government Agency Obligations	—	78,145,492	—	78,145,492
U.S. Treasury Obligations	—	75,859,611	—	75,859,611
Short-Term Investments	110,176,916	—	—	110,176,916
Total Investments in Securities	$789,789,090	$332,219,626	$—	$1,122,008,716

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2020

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$351,225,889	$1,122,008,716
Cash	—	5,954
Receivable for securities sold	1,309,280	670,773
Dividends and interest receivable	210,230	2,050,725
Receivable for capital shares sold	154,050	8,604,673
Prepaid expenses	56,379	136,971
Receivable for securities lending income	7,326	4,190
Total Assets	352,963,154	1,133,482,002
Liabilities:
Payable upon return of securities on loan (See Note 1J)	11,647,891	30,037,415
Payable to securities lending agent	1,080,000	—
Payable for capital shares redeemed	271,173	1,324,700
Payable for securities purchased	—	830,896
Accrued expenses:
Advisory fee	222,702	582,067
Service and distribution plan fees	66,493	130,495
Sub-transfer agent fees	13,299	30,839
Directors’ fees and expenses	1,597	1,327
Other	128,630	339,720
Total Liabilities	13,431,785	33,277,459
Net Assets	$339,531,369	$1,100,204,543
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares and 300,000,000 shares, respectively)	$9,767	$31,643
Additional paid-in capital	268,337,920	1,016,631,303
Total Distributable Earnings (Loss)	71,183,682	83,541,597
Net Assets	$339,531,369	$1,100,204,543
Net Asset Value Per Share
Investor Class
Net Assets	$297,243,790	$600,101,642
Shares Outstanding	8,567,405	17,282,659
Net Asset Value, Offering and Redemption Price per Outstanding Share	$34.69	$34.72
Institutional Class
Net Assets	$42,287,579	$500,102,901
Shares Outstanding	1,199,564	14,360,800
Net Asset Value, Offering and Redemption Price per Outstanding Share	$35.25	$34.82
* Includes securities on loan of	$50,621,909	$44,705,634
Cost of investments	$290,017,970	$1,047,572,115
See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2020

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $29,658, respectively)	$3,996,040	$6,934,196
Interest (net of foreign withholding tax of $0 and $203, respectively)	355	7,304,740
Securities lending income (Net)	203,636	62,878
Total Income	4,200,031	14,301,814
Expenses:
Advisory fees	3,326,277	5,595,489
Service and distribution plan fees	992,491	1,366,326
Sub-transfer agent fees	220,634	295,915
Auditing and legal fees	160,401	338,212
Transfer agent fees	115,345	276,846
Custody and accounting fees	113,599	215,650
Printing and postage fees	65,881	103,372
Directors’ fees and expenses	62,986	116,423
Registration and filing fees	58,754	218,242
Fund administration fees	39,950	40,950
Compliance and tax service fees	32,126	62,901
Insurance fees	25,074	30,355
Other	22,215	25,584
Total Expenses Before Fees Waived/Recouped (See Note 5)	5,235,733	8,686,265
Less: Sub-Transfer Agent Fees Waived by the Distributor	(22,135)	(24,387)
Less: Advisory Fees Waived	(15,622)	(35,820)
Add: Recoupment of previously reimbursed expenses	5,109	35,820
Net Expenses	5,203,085	8,661,878
Net Investment Income (Loss)	(1,003,054)	5,639,936
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	45,525,001	14,835,477
Foreign currency transactions	—	198
	45,525,001	14,835,675
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(86,278,001)	(58,668,041)
Foreign currency translations	—	(486)
	(86,278,001)	(58,668,527)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(40,753,000)	(43,832,852)
Net Decrease in Net Assets from Operations	$(41,756,054)	$(38,192,916)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net investment loss	$(1,003,054)	$(1,009,524)
Net realized gain on investments	45,525,001	98,250,586
Change in net unrealized appreciation/(depreciation) on investments	(86,278,001)	(61,759,554)
Net increase/(decrease) in net assets from operations	(41,756,054)	35,481,508
Distributions to Shareholders from:
Investor Class	(78,781,866)	(51,033,494)
Institutional Class	(10,442,380)	(5,935,133)
	(89,224,246)	(56,968,627)
Share Transactions:
Proceeds from sale of shares
Investor Class	26,305,276	24,457,486
Institutional Class	14,026,868	18,640,243
Proceeds from reinvestment of distributions to shareholders
Investor Class	77,328,506	50,228,932
Institutional Class	10,230,060	5,786,715
Cost of shares redeemed
Investor Class	(91,866,605)	(105,136,997)
Institutional Class	(14,983,175)	(12,337,428)
Net increase/(decrease) in net assets from capital share transactions	21,040,930	(18,361,049)
Total decrease in net assets	(109,939,370)	(39,848,168)
Net Assets:
Beginning of year	449,470,739	489,318,907
End of year	$339,531,369	$449,470,739
Capital Share Transactions:
Shares sold
Investor Class	562,349	474,596
Institutional Class	294,296	353,928
Shares issued to shareholders in reinvestment of distributions
Investor Class	1,796,666	1,192,520
Institutional Class	234,098	136,030
Shares redeemed
Investor Class	(2,084,904)	(2,024,228)
Institutional Class	(327,874)	(247,118)
Net increase (decrease)	474,631	(114,272)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Asset Allocation Fund, Inc.
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net investment income	$5,639,936	$2,068,220
Net realized gain on investments and foreign currency	14,835,675	10,383,007
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(58,668,527)	38,665,379
Net increase/(decrease) in net assets from operations	(38,192,916)	51,116,606
Distributions to Shareholders from:
Investor Class	(10,533,249)	(8,833,660)
Institutional Class	(7,422,067)	(3,391,380)
	(17,955,316)	(12,225,040)
Share Transactions:
Proceeds from sale of shares
Investor Class	421,626,685	126,995,534
Institutional Class	481,824,003	160,037,837
Proceeds from reinvestment of distributions to shareholders
Investor Class	10,092,359	8,478,675
Institutional Class	7,160,100	3,179,104
Cost of shares redeemed
Investor Class	(190,381,127)	(69,383,133)
Institutional Class	(118,265,932)	(42,323,265)
Net increase in net assets from capital share transactions	612,056,088	186,984,752
Total increase in net assets	555,907,856	225,876,318
Net Assets:
Beginning of year	544,296,687	318,420,369
End of year	$1,100,204,543	$544,296,687
Capital Share Transactions:
Shares sold
Investor Class	11,218,096	3,817,321
Institutional Class	12,913,365	4,748,229
Shares issued to shareholders in reinvestment of distributions
Investor Class	265,449	272,714
Institutional Class	187,929	102,091
Shares redeemed
Investor Class	(5,155,984)	(2,080,036)
Institutional Class	(3,292,980)	(1,317,704)
Net increase	16,135,875	5,542,615
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$48.31	$51.99	$47.38	$41.91	$49.50
Income/(loss) from investment operations:
Net investment income/(loss)	(0.12)(1)(2)	(0.02)	0.03	(0.00)(3)	(0.06)
Net gains/(losses) on securities (both realized and unrealized)	(3.34)	3.09	6.46	7.93	(1.42)
Total from investment operations	(3.46)	3.07	6.49	7.93	(1.48)
Less distributions:
Distributions from net realized gains	(10.16)	(6.75)	(1.88)	(2.46)	(6.11)
Net asset value, end of year	$34.69	$48.31	$51.99	$47.38	$41.91
Total return	(11.25)%	7.80%	13.70%	19.09%	(3.03)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$297,244	$400,688	$449,737	$471,690	$399,788
Ratio of expenses to average net assets	1.19%	1.21%	1.21%	1.21%	1.25%
Ratio of net investment loss to average net assets	(0.25)%(4)	(0.24)%	(0.22)%	(0.08)%	(0.17)%
Portfolio turnover rate	18%	20%	11%	21%	17%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Years Ended March 31,
	2020	2019	2018	2017	November 1, 2015(5) to March 31, 2016
Net asset value, beginning of year	$48.83	$52.34	$47.56	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	0.00(1)(2)(3)	(0.02)	0.03	(0.00)(3)	0.03
Net gains/(losses) on securities (both realized and unrealized)	(3.42)	3.26	6.63	8.05	(1.66)
Total from investment operations	(3.42)	3.24	6.66	8.05	(1.63)
Less distributions:
Distributions from net realized gains	(10.16)	(6.75)	(1.88)	(2.46)	(6.11)
Net asset value, end of year	$35.25	$48.83	$52.34	$47.56	$41.97
Total return	(11.03)%	8.09%	14.01%	19.38%	(3.33)%(6)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$42,287	$48,783	$39,582	$23,711	$3,662
Ratio of gross expenses to average net assets(7)	1.00%	1.02%	1.01%	1.22%	3.47%(8)
Ratio of net expenses to average net assets(9)	0.94%	0.96%	0.96%	0.96%	1.00%(8)
Ratio of net investment income to average net assets(9)	0.00%(3)(4)	0.02%	0.05%	0.23%	0.43%(8)
Portfolio turnover rate	18%	20%	11%	21%	17%(6)

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.14) and $(0.02), respectively.

(3)
Amount is less than $0.01 per share or 0.01%.

(4)
Includes income resulting from special dividends. Without these dividends, the ratio for the Investor Class and Institutional Class would have been (0.30)% and (0.04)%, respectively.

(5)
Commencement of operations.

(6)
Not annualized.

(7)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(8)
Annualized.

(9)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$35.07	$31.95	$30.01	$28.13	$28.88
Income from investment operations:
Net investment income	0.20(1)(2)	0.14	0.15	0.09	0.03
Net gains on securities (both realized and unrealized)	0.12(3)	3.95	3.16	2.47	0.04
Total from investment operations	0.32	4.09	3.31	2.56	0.07
Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.14)	(0.07)	(0.05)
Distributions from net realized gains	(0.51)	(0.84)	(1.23)	(0.61)	(0.77)
Total distributions	(0.67)	(0.97)	(1.37)	(0.68)	(0.82)
Net asset value, end of year	$34.72	$35.07	$31.95	$30.01	$28.13
Total return	0.75%	13.17%	11.11%	9.18%	0.31%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$600,102	$384,222	$285,753	$297,234	$305,567
Ratio of gross expenses to average net assets(4)	1.08%	1.12%	1.12%	1.13%	1.18%
Ratio of net expenses to average net assets(5)	1.08%	1.12%	1.12%	1.13%	1.15%
Ratio of net investment income to average net assets	0.54%(6)	0.46%	0.43%	0.29%	0.14%
Portfolio turnover rate	16%	19%	19%	17%	19%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Years Ended March 31,
	2020	2019	2018	2017	November 1, 2015(7) to March 31, 2016
Net asset value, beginning of year	$35.16	$32.03	$30.08	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.30(1)(2)	0.19	0.24	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	0.11(3)	4.00	3.17	2.53	(0.07)
Total from investment operations	0.41	4.19	3.41	2.63	0.01
Less distributions:
Dividends from net investment income	(0.24)	(0.22)	(0.23)	(0.09)	(0.06)
Distributions from net realized gains	(0.51)	(0.84)	(1.23)	(0.61)	(0.77)
Total distributions	(0.75)	(1.06)	(1.46)	(0.70)	(0.83)
Net asset value, end of year	$34.82	$35.16	$32.03	$30.08	$28.15
Total return	0.99%	13.49%	11.33%	9.47%	0.08%(8)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$500,103	$160,075	$32,668	$9,442	$5,910
Ratio of gross expenses to average net assets(4)	0.84%	0.88%	0.94%	1.32%	2.91%(9)
Ratio of net expenses to average net assets(5)	0.83%	0.87%	0.87%	0.88%	0.93%(9)
Ratio of net investment income to average net assets	0.80%(6)	0.74%	0.68%	0.56%	0.64%(9)
Portfolio turnover rate	16%	19%	19%	17%	19%(8)

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value for the Investor Class and Institutional Class would have been $0.14 and $0.24, respectively.

(3)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

See Notes to Financial Statements.

Financial Highlights

(4)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Includes income resulting from special dividends. Without these dividends, the ratio for the Investor Class and Institutional Class would have been 0.37% and 0.63%, respectively.

(7)
Commencement of operations.

(8)
Not annualized.

(9)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalization. A portion of Value Line Small Cap Opportunities Fund, Inc.’s assets may also be invested in stocks of U.S. mid-market capitalization companies. Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its adviser, deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value(“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been

March 31, 2020

established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2020, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Value Line Asset Allocation Fund, Inc. may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by Value Line Asset Allocation Fund, Inc. as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. Value Line Asset Allocation Fund,

Notes to Financial Statements (continued)

Inc. use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. Value Line Asset Allocation Fund, Inc. could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$84,939	$30,406	$115,345
Sub-transfer agent fees	198,499	22,135	220,634
Registration and filing fees	36,299	22,455	58,754
Other	19,097	3,118	22,215
	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$112,345	$164,501	$276,846
Sub-transfer agent fees	245,669	50,246	295,915
Registration and filing fees	122,499	95,743	218,242
Other	15,728	9,856	25,584
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

March 31, 2020

(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Bank & Trust, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of March 31, 2020, the Funds were not invested in joint repurchase agreements.
As of March 31, 2020, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows: Fund
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Small Cap Opportunities Fund, Inc.	$50,621,909	$52,842,016	$51,724,008
Value Line Asset Allocation Fund, Inc.	44,705,634	45,973,017	45,654,404

*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $11,647,891 and $30,037,415, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received non-cash collateral of  $41,194,125 and $15,935,602, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

Notes to Financial Statements (continued)

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities as of March 31, 2020.
	Remaining Contractual Maturity of the Agreements As of March 31, 2020
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$11,647,891	$—	$—	$—	$11,647,891
Total Borrowings	$11,647,891	$—	$—	$—	$11,647,891
Gross amount of recognized liabilities for securities lending transactions					$11,647,891
	Remaining Contractual Maturity of the Agreements As of March 31, 2020
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$21,548,148	$—	$—	$—	$21,548,148
U.S. Treasury Obligations	8,091,512	—	—	—	8,091,512
U.S. Government Agency Obligations	397,755	—	—	—	397,755
Total Borrowings	$30,037,415	$—	$—	$—	$30,037,415
Gross amount of recognized liabilities for securities lending transactions					$30,037,415
(K) New Accounting Pronouncement:   In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods thereafter. The Value Line Asset Allocation Fund, Inc. adopted ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of April 1, 2019, reducing the amortized cost basis of investments and increasing the unrealized appreciation of investments by $13,473, but having no impact on the Fund’s net assets or overall results from operations.
(L) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. This may impact liquidity in the marketplace, which in turn may affect the Funds' ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective.
(M) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by

March 31, 2020

pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended March 31, 2020, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government	Sales of Investment Securities Excluding U.S. Government	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$72,704,873	$121,488,505	$—	$—
Value Line Asset Allocation Fund, Inc.	552,232,276	78,268,660	163,983,040	52,913,126
The Funds are permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2020, the Funds engaged in such transactions in the following amounts:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$1,739,256	$37,577,475	$25,173,722
Value Line Asset Allocation Fund, Inc.	43,229,182	833,340	468,164
4.   Income Taxes
At March 31, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$290,018,004	$99,435,152	$(38,227,267)	$61,207,885
Value Line Asset Allocation Fund, Inc.	1,047,599,910	145,777,544	(71,368,738)	74,408,806
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales and market premium amortization.

Notes to Financial Statements (continued)

As of March 31, 2020 the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
Value Line Small Cap Opportunities Fund, Inc.	$—	$10,295,560	$—	$61,207,885	$—	$(319,763)*
Value Line Asset Allocation Fund, Inc.	1,691,651	7,441,626	(486)	74,408,806	—	—

*
During the year ended March 31, 2020, as permitted under federal income tax regulations, the Value Line Small Cap Opportunities Fund, Inc. elected to defer $319,763 of late year ordinary losses which will be treated as arising on the first business day of the year ended March 31, 2021.

A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds, relating to permanent book-tax differences, as follows:
Fund	Undistributed Net Investment Income/(Loss)*	Accumulated Net Realized Gains/(Losses)*	Additional Paid-In Capital
Value Line Small Cap Opportunities Fund, Inc.	$869,537	$—	$(869,537)
These reclassifications were primarily due to net operating losses. Net assets were not affected by these reclassifications.
*
These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

The tax composition of distributions paid to shareholders during fiscal year ended 2020 and 2019, were as follows:
	Year Ended March 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain
Value Line Small Cap Opportunities Fund, Inc.	$—	$89,224,246
Value Line Asset Allocation Fund, Inc.	4,955,773	12,999,543
	Year Ended March 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain
Value Line Small Cap Opportunities Fund, Inc.	$—	$56,968,627
Value Line Asset Allocation Fund, Inc.	1,814,052	10,410,988
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. and managing each Fund’s investments for the year ended March 31, 2020, the Adviser was paid a fee at an annual rate of 0.74% and 0.64%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between the Funds and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Small Cap Opportunities Fund and 0.65% for Asset Allocation Fund (the “Combined Rate”). Effective January 1, 2018, the advisory fee component paid by the Funds to the Adviser for each period is calculated by subtracting the amount paid by the Funds for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. For Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to waive a portion of its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver can be terminated without shareholder approval only by agreement of the Funds’ Board of Directors.

March 31, 2020

For the year ended March 31, 2020, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$3,326,277
Value Line Asset Allocation Fund, Inc.	5,595,489
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of each Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended March 31, 2020, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$992,491
Value Line Asset Allocation Fund, Inc.	1,366,326
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Funds to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2020, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Small Cap Opportunities Fund, Inc.	$220,634	$22,135
Value Line Asset Allocation Fund, Inc.	295,915	24,387
The Adviser agreed to pay or reimburse certain expenses of the Funds attributable to the Institutional Class, to the extent necessary to limit each Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. As of March 31, 2020, fees contractually reimbursed amounted to $15,622 and $35,820 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. respectively. As of March 31, 2020, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:

Notes to Financial Statements (continued)

Fund	Expiration	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	Fiscal Year of 2021	$17,427
Value Line Small Cap Opportunities Fund, Inc.	Fiscal Year of 2022	17,852
Value Line Small Cap Opportunities Fund, Inc.	Fiscal Year of 2023	15,622
Value Line Asset Allocation Fund, Inc.	Fiscal Year of 2021	15,520
Value Line Asset Allocation Fund, Inc.	Fiscal Year of 2022	12,895
Value Line Asset Allocation Fund, Inc.	Fiscal Year of 2023	35,820
During the year ended March 31, 2020, the Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amount of  $5,109 and $35,820 respectively.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
May 20, 2020
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 through March 31, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$844.00	$5.39	1.17%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	845.00	4.29	0.93
Value Line Asset Allocation Fund, Inc. — Investor Class	1,000.00	935.00	5.27	1.09
Value Line Asset Allocation Fund, Inc. — Institutional Class	1,000.00	936.10	4.07	0.84
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,019.15	$5.91	1.17%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.35	4.70	0.93
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,019.55	5.50	1.09
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,020.80	4.24	0.84

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2020, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	—%	—%	$89,224,246
Value Line Asset Allocation Fund, Inc.	83.60%	83.60%	12,999,543
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for both Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 49	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 63	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2019.	11	None
James E. Hillman Age: 63	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Director	Since 2000	Chairman, Institute for Political Economy	11	None
Nancy-Beth Sheerr Age: 71	Director	Since 2000	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 48	Treasurer and Chief Financial Officer	Since 2020	Treasurer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, Officer LLC) 2006 – 2019.
Emily D. Washington Age: 41	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since April 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Robert Scagnelli Age: 59	Vice President	Since 2020	Vice President of each of the Value Line Funds since April 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 2.	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees 2020 – $48,240

Audit Fees 2019 – $75,601

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2020 – $10,166

Tax Preparation Fees 2019 – $16,995

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2020 – $0

Aggregate Non-Audit Fees 2019 – $0

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed - End Management Investment Companies

Not Applicable

Item 13.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	5/29/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	5/29/20